UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2003

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97008

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release issued by Planar Systems, Inc. on October 22, 2003.

Item 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 22, 2003, Planar Systems, Inc. (the “Company”) issued a press release announcing its earnings for the quarter and year ended September 26, 2003 and updating the Company’s business outlook. The press release is furnished herewith as Exhibit 99.1 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on October 22, 2003.

PLANAR SYSTEMS, INC. (Registrant)

/s/ STEVE BUHALY
Steve Buhaly Vice President and Chief Financial Officer